Exhibit 99.1

Supplemental Information

(Unaudited)

September 30, 2008

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

September 30, 2008

Page

Highlights and Discussion

Reporting Period Highlights – Quarter Ended September 30, 2008	1
Forward-Looking Statements	3

Financial Statements

Quarterly Selected Financial Summary Data	4
Quarterly Consolidated Balance Sheets	5
Quarterly Consolidated Statements of Operations	6
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	7
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate	8

Selected Financial Analyses

Quarterly Equity Analysis	9
Quarterly Debt Analysis	10
Quarterly Operating Ratios	11
Quarterly Dividend Analysis	12
Investor Composition and Analyst Coverage	13
Debt Maturity Schedule – September 30, 2008	14

Portfolio Summary

Property Summary by Region – September 30, 2008 – Wholly Owned Properties	15
Property Summary by Region – September 30, 2008 – Joint Venture Properties	21
Property Occupancy Rates by Region by Quarter – Wholly Owned Properties	22
Property Occupancy Rates by Region by Quarter – Joint Venture Properties	23
Top Twenty Office Tenants of Wholly Owned Properties as of September 30, 2008	24
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	25
Same Office Property Cash and GAAP Net Operating Income by Quarter	26
Average Occupancy Rates by Region for Same Office Properties	27
Office Lease Expiration Analysis by Year for Wholly Owned Properties	28
Quarterly and Year to Date Office Renewal Analysis for Wholly Owned Properties as of September 30, 2008	29
Year to Date Wholly Owned Acquisition and Disposition Summaries as of September 30, 2008	30
Development Summary as of September 30, 2008	31
Total Development Placed into Service as of September 30, 2008	33
Land Inventory as of September 30, 2008	34
Joint Venture Summary as of September 30, 2008	35
Reconciliations of Non GAAP Measurements	36

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations. The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports. If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President and Treasurer at (443) 285-5450 or maryellen.fowler@copt.com. Reconciliations between GAAP and non GAAP measurements have been provided on page 36. Refer to our Form 8-K for definitions of certain terms used herein.

Corporate Office Properties Trust (COPT) (NYSE: OFC) is a specialty office real estate investment trust (REIT) that focuses on strategic customer relationships and specialized tenant requirements in the U.S. Government, Defense Information Technology and Data sectors. The Company acquires, develops, manages and leases properties which are typically concentrated in large office parks primarily located adjacent to government demand drivers and/or in growth corridors. More information on COPT can be found at www.copt.com.

Reporting Period Highlights – Quarter Ended September 30, 2008

Financial Results

•                  Reported FFO – diluted of $36.2 million, or $0.64 per share/unit, for the quarter ended September 30, 2008 as compared to $32.4 million, or $0.58 per share/unit, for the comparable 2007 period, representing an increase of 10.3% per share/unit.

•                  Reported net income available to common shareholders of $8.9 million, or $0.19 per diluted share, for the quarter ended September 30, 2008 as compared to $7.4 million, or $0.15 per diluted share, for the comparable 2007 period.

•                  Reported AFFO – diluted of $25.8 million for the quarter ended September 30, 2008 as compared to $23.9 million for the comparable 2007 period, representing an increase of 8.0%.

•                  Our diluted FFO payout ratio was 61.4% for the quarter ended September 30, 2008 as compared to 58.3% for the comparable 2007 period. Our diluted AFFO payout ratio was 86.1% for the quarter ended September 30, 2008 as compared to 79.1% for the comparable 2007 period.

Acquisitions / Dispositions

•                  On July 16, 2008, we acquired, for $8.1 million, a 31-acre land parcel in San Antonio, Texas which we believe can support approximately 500,000 developable square feet.

•                  On August 28, 2008, we acquired, for $8.0 million, a 107-acre land parcel in Frederick, Maryland which we believe can support approximately 1.0 million developable square feet.

Development Activities

•                  During the quarter ended September 30, 2008, we placed into service 43,721 square feet of the 53,745 square foot property located at 9925 Federal Drive (Hybrid II) in Colorado Springs, Colorado.

•                  During the quarter ended September 30, 2008, we completed leases on an aggregate of 121,571 square feet in the following newly-constructed properties:

•                  38,900 of the 155,731 square foot property located at 302 Sentinel Drive (302 NBP) in Annapolis Junction, Maryland to a large credit-worthy tenant;

•                  33,809 of the 145,723 square foot property located at 10807 New Allegiance Drive (Epic One) in Colorado Springs, Colorado to Lockheed Martin Corporation;

•                  27,862 of the 105,964 square foot property located at 5520 Research Park Drive (UMBC) in Baltimore, Maryland to RMF Engineering, Inc.; and

•                  an aggregate of 21,000 square feet under two leases at 5825 University Research Court (M Square Research Park) in College Park, Maryland.

Operations

•                  Our wholly owned portfolio was 93.2% occupied and 94.3% leased as of September 30, 2008. Our entire portfolio was 93.1% occupied and 94.2% leased as of September 30, 2008.

•                  During the quarter ended September 30, 2008, we completed leases for 333,000 square feet on the Unisys Campus in Blue Bell, Pennsylvania, which included the following:

•                  a new lease with Merck, Inc. to continue occupancy of the entire 219,000 square foot property located at 785 Jolly Road; and

•                  a renewal of Unisys Corporation for the entire 114,000 square foot property located at 751 Jolly Road.

•                  Our same office property cash NOI, excluding the effect of a $431,000 reduction in lease termination fees, increased for the quarter ended September 30, 2008 by $1.8 million, or 3.1%, as compared to the quarter ended September 30, 2007. Including the effect of lower lease termination fees, our same office property cash NOI increased $1.4 million, or 2.4%, as compared to the quarter ended September 30, 2007. Our same office portfolio consists of 218 properties and represents 89.9% of the rentable square footage of our consolidated properties as of September 30, 2008.

•                  The weighted average lease term of our wholly owned portfolio was 4.8 years as of September 30, 2008, with an average contractual rental rate (including tenant reimbursements of operating costs) of $22.17 per square foot.

•                  For the quarter ended September 30, 2008, we renewed 850,000 square feet, or 79.6%, of our expiring office leases (based upon square footage), with an average committed cost of $8.24 per square foot. For our renewed space during the quarter ended September 30, 2008, we realized increases of 26.7% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and 13.1% in total cash rent. For our renewed and retenanted space of 950,000 square feet during the quarter ended September 30, 2008, we realized increases of 23.1% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and 9.8% in total cash rent. The average committed cost for our space renewed and retenanted during the quarter ended September 30, 2008 totaled $10.14 per square foot. For the nine months ended September 30, 2008, we renewed 1.6 million square feet, or 77.9%, of our expiring office leases (based upon square footage), with an average committed cost of $6.49 per square foot.

•                  We recognized $188,000 in lease termination fees, net of write-offs of related straight-line rents and accretion of intangible assets and liabilities (i.e., SFAS 141 revenues), in the quarter ended September 30, 2008, as compared to $1.2 million in the quarter ended September 30, 2007.

Financing Activity and Capital Transactions

•                  As of September 30, 2008, our ratio of debt to market capitalization was 41.4%, and our ratio of debt to undepreciated book value of real estate assets was 58.3%. We achieved an EBITDA to interest coverage ratio of 3.04x and an EBITDA to fixed charge coverage ratio of 2.53x for the quarter ended September 30, 2008.

•                  On July 18, 2008, we borrowed $221.4 million under a mortgage loan requiring interest only payments for the term at a variable rate of LIBOR plus 225 basis points. This loan facility has a four-year term with an option to extend by an additional year. We used $63.5 million of the proceeds from this loan to repay construction loan facilities that were due to mature in 2008, $11.8 million to repay borrowings under an additional construction loan facility, $142.0 million to repay borrowings under our unsecured revolving credit facility and the balance to fund transaction costs.

•                  The aggregate amount of debt repaid by us totaled $187.6 million in the quarter ended September 30, 2008 and $241.1 million in the nine months ended September 30, 2008, excluding scheduled principal amortization payments and repayments of our unsecured revolving credit facility and revolving construction facility. We have no remaining debt scheduled to mature during the balance of 2008 other than scheduled principal amortization.

•                  In September 2008, we issued 3.7 million common shares at a public offering price of $39.00 per share for net proceeds of $139.2 million  after underwriting discounts but before offering expenses. The net proceeds were used to pay down our Revolving Credit Facility.

•                  Our Board of Trustees increased our dividend per Common Share of beneficial interest for the third quarter of 2008 to $0.3725 per share, representing a 9.6% increase from the previous per share quarterly dividend of $0.34.

Other Transaction

•                  On August 26, 2008, we loaned $24.8 million to the owner of a 17-story Class A+ office property containing 470,603 square feet in Baltimore, Maryland. We have a secured interest in the ownership of the entity that owns the property and adjacent land parcels that is subordinate to that of a first mortgage on the property. The loan carries an interest rate of 16.0% and matures on August 26, 2011. The property was 91% leased as of August 26, 2008.

Subsequent Events

•                  On October 1, 2008, we placed into service 90,607 square feet in two properties located at 7700 Potranco Road in San Antonio, Texas.  These two buildings are leased 100% to a large credit-worthy tenant.

•                  On October 24, 2008, we executed a swap for an aggregate notional amount of $100.0 million at a fixed one-month LIBOR rate of 2.51%, which commences on November 3, 2008 and expires on December 31, 2009.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2007.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2008			2007
	September 30	June 30	March 31	December 31	September 30

Revenues from real estate operations	$101,644	$98,111	$97,151	$94,567	$94,102

Total revenues	$191,646	$120,535	$107,765	$103,065	$105,059

Combined net operating income	$65,781	$64,228	$62,692	$63,734	$62,573

EBITDA	$62,372	$60,327	$60,150	$61,255	$61,783

Net income	$12,949	$12,853	$11,395	$9,929	$11,431
Preferred share dividends	(4,025)	(4,026)	(4,025)	(4,025)	(4,025)
Net income available to common shareholders	$8,924	$8,827	$7,370	$5,904	$7,406

Earnings per diluted share	$0.19	$0.18	$0.15	$0.12	$0.15

Funds from operations (FFO) - diluted	$36,187	$34,205	$32,373	$32,832	$32,352
FFO per diluted share	$0.64	$0.61	$0.58	$0.59	$0.58

Adjusted FFO - diluted	$25,774	$25,148	$24,490	$23,232	$23,856

Payout ratios:

Earnings payout	215.0%	183.5%	219.4%	272.6%	217.3%

FFO - diluted	61.4%	55.5%	58.5%	57.5%	58.3%

AFFO - diluted	86.1%	75.4%	77.4%	81.2%	79.1%

Total dividends/distributions	$26,394	$23,160	$23,134	$23,064	$23,059

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2008			2007
	September 30	June 30	March 31	December 31	September 30
Assets
Investment in real estate:
Land - operational	$421,311	$420,182	$416,632	$416,711	$415,061
Land - development	221,066	208,742	210,449	214,696	218,890
Construction in progress	281,098	247,422	198,514	181,316	193,081
Buildings and improvements	2,159,530	2,145,700	2,095,178	2,079,963	2,029,300
Less: accumulated depreciation	(339,429)	(320,879)	(303,709)	(288,747)	(270,899)
Net investment in real estate	2,743,576	2,701,167	2,617,064	2,603,939	2,585,433

Cash and cash equivalents	21,316	12,857	37,607	24,638	21,895
Restricted cash	15,534	23,066	16,712	15,121	16,874
Accounts receivable, net	13,044	23,452	19,832	24,831	20,680
Deferred rent receivable	62,137	59,238	56,330	53,631	50,891
Intangible assets on real estate acquisitions, net	98,282	104,136	102,647	108,661	116,368
Deferred charges, net	51,680	48,620	48,231	49,051	46,019
Prepaid and other assets	94,159	37,934	38,321	51,981	57,863
Total assets	$3,099,728	$3,010,470	$2,936,744	$2,931,853	$2,916,023

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,656,280	$1,704,351	$1,645,968	$1,625,842	$1,599,912
3.5% Exchangeable Senior Notes	200,000	200,000	200,000	200,000	200,000
Accounts payable and accrued expenses	93,676	82,526	66,210	75,535	80,281
Rents received in advance and security deposits	26,372	32,569	33,169	31,234	25,568
Dividends and distributions payable	25,774	22,548	22,519	22,441	22,433
Deferred revenue associated with acquired operating leases	11,832	12,762	10,665	11,530	12,475
Distributions in excess of investment in unconsolidated real estate joint ventures	4,668	4,506	4,215	4,246	4,124
Other liabilities	7,059	8,820	10,171	8,288	6,855
Total liabilities	2,025,661	2,068,082	1,992,917	1,979,116	1,951,648

Minority interests:
Common units in the Operating Partnership	122,557	111,033	111,904	114,127	115,837
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Other consolidated real estate joint ventures	10,169	10,259	8,421	7,168	6,970
Total minority interests	141,526	130,092	129,125	130,095	131,607

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized)	81	81	81	81	81
Common Shares of beneficial interest ($0.01 par value; 75,000,000 authorized, 51,530,162 shares issued as of September 30, 2008)	515	477	476	474	473
Additional paid-in capital	1,086,210	956,683	953,473	950,615	949,392
Cumulative distributions in excess of net income	(152,589)	(142,330)	(134,960)	(126,156)	(115,963)
Accumulated other comprehensive loss	(1,676)	(2,615)	(4,368)	(2,372)	(1,215)
Total shareholders’ equity	932,541	812,296	814,702	822,642	832,768
Total shareholders’ equity and minority interests	1,074,067	942,388	943,827	952,737	964,375
Total liabilities and shareholders’ equity	$3,099,728	$3,010,470	$2,936,744	$2,931,853	$2,916,023

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2008			2007
	September 30	June 30	March 31	December 31	September 30
Revenues
Rental revenue	$85,060	$83,154	$81,710	$81,046	$80,038
Tenant recoveries and other real estate operations revenue	16,584	14,957	15,441	13,521	14,064
Construction contract revenues (1)	89,653	21,899	10,136	7,716	10,047
Other service operations revenues	349	525	478	782	910
Total revenues	191,646	120,535	107,765	103,065	105,059

Expenses
Property operating expenses	35,854	33,957	34,542	31,090	31,577
Depreciation and amortization associated with real estate operations	25,583	24,955	24,892	25,889	26,025
Construction contract expenses (1)	87,111	21,472	9,905	7,597	9,507
Other service operations expenses	546	454	602	733	806
General and administrative expenses	6,103	6,036	5,933	5,758	5,743
Total operating expenses	155,197	86,874	75,874	71,067	73,658

Operating income	36,449	33,661	31,891	31,998	31,401
Interest expense	(20,506)	(19,437)	(20,309)	(20,719)	(20,968)
Amortization of deferred financing costs	(1,169)	(910)	(803)	(970)	(901)
Gain on sales of non-real estate investments	1	5	46	—	—

Income from continuing operations before equity in loss of unconsolidated entities, income taxes and minority interests	14,775	13,319	10,825	10,309	9,532
Equity in loss of unconsolidated entities	(57)	(56)	(54)	(27)	(46)
Income tax (expense) benefit	(97)	107	(112)	(89)	(197)
Income from continuing operations before minority interests	14,621	13,370	10,659	10,193	9,289
Minority interest in income from continuing operations
Common units in the Operating Partnership	(1,593)	(1,378)	(987)	(916)	(789)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Other consolidated entities	90	(120)	14	32	12
Income from continuing operations	12,953	11,707	9,521	9,144	8,347
(Loss) income from discontinued operations, net of minority interests	(8)	1,115	1,072	424	2,046
Income before gain on sales of real estate	12,945	12,822	10,593	9,568	10,393
Gain on sales of real estate, net of income taxes and minority interests	4	31	802	361	1,038

Net income	12,949	12,853	11,395	9,929	11,431
Preferred share dividends	(4,025)	(4,026)	(4,025)	(4,025)	(4,025)

Net income available to common shareholders	$8,924	$8,827	$7,370	$5,904	$7,406

For EPS Computations:

Numerator for Dilutive EPS	$8,924	$8,827	$7,370	$5,904	$7,406

Denominator:
Weighted average common shares - basic	47,273	47,110	47,001	46,947	46,781
Dilutive effect of share-based compensation awards	916	888	765	914	1,005
Weighted average common shares - diluted	48,189	47,998	47,766	47,861	47,786

Earnings per diluted share	$0.19	$0.18	$0.15	$0.12	$0.15

(1) Reflects the effect of increases from amounts previously reported for construction contract revenues and expenses by equal dollar amounts (zero net effect) in the quarters ended June 30 and March 31, 2008 resulting from a change in our presentation of activity from a construction contract.

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars in thousands)

	2008			2007
	September 30	June 30	March 31	December 31	September 30

Net income	$12,949	$12,853	$11,395	$9,929	$11,431
Combined real estate related depreciation and other amortization	25,583	24,955	24,944	26,607	26,266
Depreciation and amortization of unconsolidated real estate entities	162	163	164	163	166
Depreciation and amortization allocable to minority interests in other consol. entities	(74)	(75)	(49)	(51)	(48)
Gain on sales of real estate properties, excluding development, net of income taxes	—	(1,250)	(1,380)	(1,049)	(2,789)
Funds from operations (FFO)	38,620	36,646	35,074	35,599	35,026

Minority interest - common units, gross	1,592	1,585	1,324	1,258	1,351
Preferred share dividends	(4,025)	(4,026)	(4,025)	(4,025)	(4,025)
Funds from operations (FFO) - basic & diluted	36,187	34,205	32,373	32,832	32,352

Straight line rent adjustments	(2,850)	(2,778)	(2,656)	(2,680)	(3,247)
Amortization of deferred market rental revenue	(555)	(458)	(445)	(416)	(585)
Recurring capital expenditures	(7,008)	(5,821)	(4,782)	(6,504)	(4,664)
Adjusted funds from operations (AFFO) - diluted	$25,774	$25,148	$24,490	$23,232	$23,856

Preferred dividends	$4,025	$4,026	$4,025	$4,025	$4,025
Preferred distributions	165	165	165	165	165
Common distributions	3,021	2,772	2,771	2,777	2,777
Common dividends	19,183	16,197	16,173	16,097	16,092
Total dividends/distributions	$26,394	$23,160	$23,134	$23,064	$23,059

Denominator for earnings per share - diluted	48,189	47,998	47,766	47,861	47,786
Common units	8,130	8,151	8,154	8,167	8,297
Denominator for funds from operations per share - diluted	56,319	56,149	55,920	56,028	56,083

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization

(EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate

(Dollars in thousands)

	2008			2007
	September 30	June 30	March 31	December 31	September 30

Net income	$12,949	$12,853	$11,395	$9,929	$11,431
Combined interest expense	20,506	19,447	20,350	20,799	21,145
Combined amortization of deferred financing costs	1,169	910	803	970	901
Combined income tax expense (benefit) (1)	97	(102)	685	1,201	197
Depreciation of furniture, fixtures and equipment (FF&E)	401	392	384	358	339
Combined real estate related depreciation and other amortization	25,583	24,955	24,944	26,607	26,266
Minority interest - preferred units	165	165	165	165	165
Minority interest - other consolidated entities	(90)	122	100	(32)	(12)
Minority interest - common units, gross	1,592	1,585	1,324	1,258	1,351

Earnings before interest, income taxes, depreciation and amortization (EBITDA)	$62,372	$60,327	$60,150	$61,255	$61,783
Add back:
General and administrative	6,103	6,036	5,933	5,758	5,743
Depreciation of FF&E included in general and administrative expense	(401)	(392)	(384)	(358)	(339)
Income from service operations	(2,345)	(498)	(107)	(168)	(644)
Gain on sales of depreciated real estate properties	—	(1,250)	(1,276)	(1,093)	(2,789)
Gain on sale of non-real estate investments	(1)	(5)	(46)	—	—
Non-operational property sales and real estate services	(4)	(46)	(1,632)	(1,687)	(1,227)
Equity in loss of unconsolidated entities	57	56	54	27	46
Combined net operating income (NOI)	$65,781	$64,228	$62,692	$63,734	$62,573

Discontinued Operations
Revenues from real estate operations	$3	$85	$270	$549	$736
Property operating expenses	(12)	(11)	(187)	(292)	(688)
Depreciation and amortization	—	—	(52)	(718)	(241)
Income taxes	—	—	—	(44)	—
Interest	—	(10)	(41)	(80)	(177)
Gain on sales of depreciated real estate properties	—	1,250	1,276	1,093	2,789
(Loss) income from discontinued operations	(9)	1,314	1,266	508	2,419
Minority interests in discontinued operations	1	(199)	(194)	(84)	(373)
(Loss) income from discontinued operations, net of minority interests	$(8)	$1,115	$1,072	$424	$2,046

Gain on sales of real estate, net, per statements of operations	$4	$31	$802	$361	$1,038
Add income taxes and minority interest	—	15	830	1,326	189
Gain on sales of real estate from discontinued operations	—	1,250	1,276	1,093	2,789
Combined gain on sales of real estate	4	1,296	2,908	2,780	4,016
Non-operational property sales and real estate services	(4)	(46)	(1,632)	(1,687)	(1,227)
Gain on sales of depreciated real estate properties	$—	$1,250	$1,276	$1,093	$2,789

(1) Includes income taxes from continuing operations, discontinued operations and gains on other sales of real estate (see components on page 36).

Quarterly Equity Analysis

(Amounts in thousands except per share data, share prices and ratios)

	2008			2007
	September 30	June 30	March 31	December 31	September 30
Common Equity - End of Quarter
Common Shares	51,530	47,702	47,616	47,366	47,345
Common Units	8,111	8,151	8,151	8,167	8,168
Total	59,641	55,853	55,768	55,533	55,513
End of Quarter Common Share Price	$40.35	$34.33	$33.61	$31.50	$41.63
Market Value of Common Shares/Units	$2,406,514	$1,917,433	$1,874,353	$1,749,290	$2,310,995

Common Shares Trading Volume
Average Daily Volume (Shares)	649	438	548	482	446
Average Daily Volume (Dollars in thousands)	$24,908	$16,222	$16,981	$17,714	$18,121
As a Percentage of Weighted Average Common Shares	1.4%	0.9%	1.2%	1.0%	1.0%

Common Share Price Range
Quarterly High	$43.50	$40.00	$36.16	$45.39	$44.63
Quarterly Low	$32.00	$33.65	$25.43	$30.81	$35.21
Quarterly Average	$38.06	$37.05	$30.97	$36.75	$40.66

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Convertible Series K Preferred Shares Outstanding	532	532	532	532	532
Conversion Ratio	0.8163	0.8163	0.8163	0.8163	0.8163
Common Shares Issued Assuming Conversion	434	434	434	434	434

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Redeemable Series J Shares Outstanding	3,390	3,390	3,390	3,390	3,390
Total Nonconvertible Preferred Equity	7,590	7,590	7,590	7,590	7,590
Total Convertible Preferred Equity	884	884	884	884	884
Total Preferred Equity	8,474	8,474	8,474	8,474	8,474

Nonconvertible Preferred Equity ($25 par value)
Redeemable Series G Shares	$55,000	$55,000	$55,000	$55,000	$55,000
Redeemable Series H Shares	50,000	50,000	50,000	50,000	50,000
Redeemable Series J Shares	84,750	84,750	84,750	84,750	84,750
Total Nonconvertible Preferred Equity	$189,750	$189,750	$189,750	$189,750	$189,750

Convertible Preferred Equity ($25 par value)
Convertible Series I Units	$8,800	$8,800	$8,800	$8,800	$8,800
Convertible Preferred Equity ($50 par value)
Convertible Series K Shares	26,583	26,583	26,583	26,583	26,583
Total Convertible Preferred Equity	$35,383	$35,383	$35,383	$35,383	$35,383
Total Recorded Book Value of Preferred Equity	$225,133	$225,133	$225,133	$225,133	$225,133

Weighted Average Shares:
Common Shares Outstanding	47,273	47,110	47,001	46,947	46,781
Dilutive effect of share-based compensation awards	916	888	765	914	1,005
Common Units	8,130	8,151	8,154	8,167	8,297
Denominator for funds from operations per share - diluted	56,319	56,149	55,920	56,028	56,083

Capitalization
Recorded Book Value of Preferred Shares/Units	$225,133	$225,133	$225,133	$225,133	$225,133
Market Value of Common Shares/Units	2,406,514	1,917,433	1,874,353	1,749,290	2,310,995
Total Equity Market Capitalization	$2,631,648	$2,142,567	$2,099,487	$1,974,423	$2,536,128

Total Debt	$1,856,280	$1,904,351	$1,845,968	$1,825,842	$1,799,912

Total Market Capitalization	$4,487,928	$4,046,918	$3,945,455	$3,800,265	$4,336,040

Debt to Total Market Capitalization	41.4%	47.1%	46.8%	48.0%	41.5%
Debt to Total Assets	59.9%	63.3%	62.9%	62.3%	61.7%
Debt to Undepreciated Book Value of Real Estate Assets	58.3%	60.9%	61.1%	60.8%	60.5%

Quarterly Debt Analysis

(Dollars in thousands)

	2008						2007
	September 30		June 30		March 31		December 31		September 30
Debt Outstanding
Mortgage Loans	$1,193,659		$1,099,830		$1,144,879		$1,160,753		$1,169,094
Construction Loans	82,121		139,521		104,089		104,089		103,818
Unsecured Revolving Credit Facility	380,500		465,000		397,000		361,000		327,000
Exchangeable Senior Notes	200,000		200,000		200,000		200,000		200,000
	$1,856,280		$1,904,351		$1,845,968		$1,825,842		$1,799,912

Average Outstanding Balance
Mortgage Loans	$1,253,145		$1,107,674		$1,157,866		$1,163,419		$1,172,087
Construction Loans	78,842		126,186		104,089		104,084		95,025
Unsecured Revolving Credit Facility	421,587		435,238		377,420		352,043		312,792
Exchangeable Senior Notes	200,000		200,000		200,000		200,000		200,000
	$1,953,574		$1,869,098		$1,839,375		$1,819,546		$1,779,904

Interest Rate Structure
Fixed-Mortgage Loans	$972,259		$1,065,330		$1,110,379		$1,126,253		$1,134,594
Fixed-Exchangeable Senior Notes	200,000		200,000		200,000		200,000		200,000
Variable	534,021		489,021		385,589		349,589		365,318
Variable Subject to Interest Rate Protection (1) (2) (3)	150,000		150,000		150,000		150,000		100,000
	$1,856,280		$1,904,351		$1,845,968		$1,825,842		$1,799,912

% of Fixed Rate Loans (4)	71.23%		74.32%		79.11%		80.85%		79.70%
% of Variable Rate Loans (1) (2) (3)	28.77%		25.68%		20.89%		19.15%		20.30%
	100.00%		100.00%		100.00%		100.00%		100.00%

Average Contract Interest Rates
Mortgage & Construction Loans	5.50%		5.60%		5.81%		5.96%		6.01%
Unsecured Revolving Credit Facility	4.25%		4.24%		4.93%		5.79%		6.72%
Exchangeable Senior Notes	3.50%		3.50%		3.50%		3.50%		3.50%
Total Weighted Average	5.11%		5.11%		5.42%		5.74%		5.89%

Coverage Ratios (excluding capitalized interest) – All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	3.21	x	3.30	x	3.08	x	3.06	x	2.96	x
Interest Coverage - EBITDA	3.04	x	3.10	x	2.96	x	2.95	x	2.92	x
Debt Service Coverage - Combined NOI	2.75	x	2.79	x	2.59	x	2.51	x	2.49	x
Debt Service Coverage - EBITDA	2.61	x	2.62	x	2.49	x	2.41	x	2.46	x
Fixed Charge Coverage - Combined NOI	2.66	x	2.72	x	2.55	x	2.55	x	2.47	x
Fixed Charge Coverage - EBITDA	2.53	x	2.55	x	2.45	x	2.45	x	2.44	x

(1)          On March 28, 2006, we entered into a $50.0 million notional amount swap at a fixed one-month LIBOR rate of 5.036%, which commenced on the same day and expires March 30, 2009.

(2)          On April 27, 2006, we entered into two notional amount swaps aggregating $50.0 million at a fixed one-month LIBOR rate of 5.232%, which commenced May 1, 2006 and expire May 1, 2009.

(3)          On October 23, 2007, we entered into a $50.0 million notional amount swap at a fixed one-month LIBOR rate of 4.330%, which commenced on the same day and expires October 23, 2009.

(4)          Includes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2008			2007
	September 30	June 30	March 31	December 31	September 30

OPERATING RATIOS — All computations include the effect of discontinued operations
Net Income as a % of Combined Real Estate Revenues (Net Income / Combined Real Estate Revenues)	12.74%	13.09%	11.70%	10.44%	12.05%

Combined NOI as a % of Combined Real Estate Revenues (Combined NOI / Combined Real Estate Revenues)	64.72%	65.41%	64.35%	67.01%	65.98%

EBITDA as a % of Combined Real Estate Revenues (EBITDA / Combined Real Estate Revenues)	61.36%	61.44%	61.74%	64.40%	65.15%

G&A as a % of Net Income (G&A / Net Income)	47.13%	46.96%	52.07%	57.99%	50.24%

G&A as a % of Combined Real Estate Revenues (G&A / Combined Real Estate Revenues)	6.00%	6.15%	6.09%	6.05%	6.06%

G&A as a % of EBITDA (G&A / EBITDA)	9.78%	10.01%	9.86%	9.40%	9.30%

Recurring Capital Expenditures	$7,008	$5,821	$4,782	$6,504	$4,664
Recurring Capital Expenditures per average square foot of wholly owned properties	$0.38	$0.32	$0.27	$0.37	$0.26
Recurring Capital Expenditures as a % of NOI (Combined NOI)	10.65%	9.06%	7.63%	10.20%	7.45%

Quarterly Dividend Analysis

	2008						2007
	September 30		June 30		March 31		December 31		September 30
Common Share Dividends
Dividends per share/unit	$0.3725		$0.3400		$0.3400		$0.3400		$0.3400
Increase over prior quarter	9.6%		0.0%		0.0%		0.0%		9.7%

Common Dividend Payout Ratios
Payout - Earnings	215.0%		183.5%		219.4%		272.6%		217.3%

Payout - FFO - Diluted	61.4%		55.5%		58.5%		57.5%		58.3%

Payout - AFFO - Diluted	86.1%		75.4%		77.4%		81.2%		79.1%

Dividend Coverage - FFO - Diluted	1.63	x	1.80	x	1.71	x	1.74	x	1.71	x

Dividend Coverage - AFFO - Diluted	1.16	x	1.33	x	1.29	x	1.23	x	1.26	x

Common Dividend Yields
Dividend Yield	3.69%		3.96%		4.05%		4.32%		3.27%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Unit Distributions Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000		$0.50000		$0.50000		$0.50000		$0.50000
Preferred Share Dividend Yield	8.000%		8.000%		8.000%		8.000%		8.000%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Share Dividend Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series J Preferred Share Dividends
Preferred Share Dividends Per Share	$0.47656		$0.47656		$0.47656		$0.47656		$0.47656
Preferred Share Dividend Yield	7.625%		7.625%		7.625%		7.625%		7.625%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series K Preferred Share Dividends
Preferred Share Dividends Per Share	$0.70000		$0.70000		$0.70000		$0.70000		$0.70000
Preferred Share Dividend Yield	5.600%		5.600%		5.600%		5.600%		5.600%
Quarter End Recorded Book Value	$50.00		$50.00		$50.00		$50.00		$50.00

Investor Composition and Analyst Coverage

(as of September 30, 2008)

			As if Converted		Fully Diluted
	Common	Common	Preferred		Ownership
	Shares	Units	Shares / Units	Total	% of Total
SHAREHOLDER CLASSIFICATION

Insiders	985,352	7,032,152	—	8,017,504	13.31%
Non-insiders	50,544,810	1,079,142	610,014	52,233,966	86.69%
	51,530,162	8,111,294	610,014	60,251,470	100.00%

	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007
RESEARCH COVERAGE

A.G. Edwards	n/a	n/a	n/a	n/a	x
BMO Capital Markets	x	x	x	x	x
Citigroup Global Markets	x	x	x	x	x
Ferris, Baker Watts, Incorporated	n/a	n/a	x	x	x
Friedman Billings Ramsey & Co.	x	x	x	x	x
Green Street Advisors	x	x	x	x	x
Merrill Lynch	x	x	x	x	x
RBC Capital Markets	x	x	x	x	x
Raymond James	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wachovia Securities	x	x	x	x	x

Debt Maturity Schedule - September 30, 2008

(Dollars in thousands)

		Non-Recourse Debt (1)			Recourse Debt (1)
Year of Maturity		Annual Amortization of Monthly Payments	Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Annual Amortization of Monthly Payments	Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Revolver (3)	Total Scheduled Payments

October - December		$2,667	$—	0.00%	$191	$1,750	2.55%	$—	$4,608
Total 2008		$2,667	$—	0.00%	$191	$1,750	2.55%	$—	$4,608

2009		$9,620	$52,228		$795	$40,589		$—	$103,232
2010	(4)	9,103	52,177		272	12,481		—	74,033
2011	(5)	7,309	102,264		241	41,532		380,500	531,846
2012		5,816	257,523		260	—		—	263,599
2013		2,593	134,843		282	—		—	137,718
2014	(6)	890	8,212		305	—		—	9,407
2015		552	114,558		329	—		—	115,439
2016		321	113,169		356	—		—	113,846
2017		193	300,610		385	—		—	301,188
2018		—	—		417	—		—	417
2019		—	—		373	39		—	412
		$39,064	$1,135,584		$4,206	$96,391		$380,500	$1,655,745

			Net premium to adjust to fair value of debt						535
			Mortgage and Other Loans Payable						$1,656,280

			Exchangeable Senior Notes (7)						$200,000
			Total Debt						$1,856,280

Notes:

(1)

Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions. The maturity dates presented above in the table assume that the extension options have not been exercised.

(2)	For the variable rate loans expiring in 2008, the interest rate used for this calculation was the rate at September 30, 2008.

(3)	As of October 29, 2008, our borrowing capacity under the Revolving Credit Facility was $600.0 million, of which $190.6 million was available.

(4)	Our $9.1 million non-recourse loan that matures in September 2025 will be called in October 2010. The above table includes the $8.5 million amount due on maturity in 2010.

(5)

Includes $41.5 million due under our Revolving Construction Facility at September 30, 2008. As of October 29, 2008, the borrowing capacity under this agreement totaled $140.6 million, of which $85.8 million was available.

(6)

We have a $4.8 million non-recourse loan maturing in March 2034 that may be prepaid in March 2014, subject to certain conditions. The above table includes $4.3 million due on maturity of this loan in 2014.

(7)	Exchangeable Senior Notes mature in September 2026 but are subject to a put by the holders in September 2011 and every five years thereafter.

Property Summary by Region - September 30, 2008

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor

1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
	300 Sentinel Drive (300 NBP)	BWI Airport	NBP		M		185,719
2	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,498
3	306 Sentinel Drive (306 NBP)	BWI Airport	NBP	2006	M	157,896
4	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
5	302 Sentinel Drive (302 NBP)	BWI Airport	NBP	2007	M	155,731
6	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
7	320 Sentinel Way (320 NBP)	BWI Airport	NBP	2007	M	125,681
8	318 Sentinel Way (318 NBP)	BWI Airport	NBP	2005	M	125,681
9	322 Sentinel Way (322 NBP)	BWI Airport	NBP	2006	M	125,568
10	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
11	132 National Business Parkway	BWI Airport	NBP	2000	M	118,598
12	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
13	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
14	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
15	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
16	135 National Business Parkway	BWI Airport	NBP	1998	M	87,655
17	133 National Business Parkway	BWI Airport	NBP	1997	M	87,401
18	141 National Business Parkway	BWI Airport	NBP	1990	M	87,206
19	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
20	114 National Business Parkway	BWI Airport	NBP	2002	S	9,908
						2,414,540	185,719

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,753
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,505
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	70,569
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,127
11	849 International Drive	BWI Airport	APS	1988	M	68,791
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,455
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	58,454
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,628
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,218
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
						1,630,022	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	74,160
3	7272 Park Circle Drive	BWI Airport	Comm./Pkwy.	1991/1996	M	59,436
4	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	59,204
5	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
6	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
7	1362 Mellon Road	BWI Airport	Comm./Pkwy.	2006	M	44,134
8	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
9	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,153
10	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
11	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,062
12	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
13	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
14	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						548,796	—

56	Subtotal (continued on next page)					4,593,358	185,719

The S or M notation indicates single story or multi-story, respectively.

Property Summary by Region - September 30, 2008 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

56	Subtotal (continued from prior page)					4,593,358	185,719

	5520 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC		M		105,964
1	5522 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC	2007	S	23,500
						23,500	105,964

1	2500 Riva Road	Annapolis		2000	M	155,000

1	Old Annapolis Road	Howard Co. Perimeter	Oakland Ridge	1985	M	171,436

1	7125 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1973/1999	M	611,379
2	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
	6721 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway		M		131,451
3	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,911
4	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2006-2007	M	123,410
5	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	109,003
6	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
7	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	86,055
8	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005-2006	M	86,033
9	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	79,135
10	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,852
11	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	63,480
12	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
13	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
14	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,203
15	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
16	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	47,668
17	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,460
18	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
19	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
20	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
21	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,813
22	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,440
23	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
24	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,910
25	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
26	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
27	6741 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2008	S	4,592
						2,233,999	131,451

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	1986	S	160,000
2	7160 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	62,084
3	9140 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1983	S	41,704
4	7150 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	41,382
5	9160 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	M	37,034
6	7170 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	29,162
7	9150 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	18,592
8	10280 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,796
9	10270 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,686
10	9130 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	13,700
11	10290 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	10,890
						448,030	—

1	9720 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	40,004
2	9740 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	38,292
3	9700 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,261
4	9730 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,012
5	9710 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	15,229
						155,798	—

1	9020 Mendenhall Court	Howard Co. Perimeter	Sieling Business Park	1982/2005	S	49,259

103	Total Baltimore/Washington Corridor					7,830,380	423,134

The S or M notation indicates single story or multi-story building, respectively.

(1) This property is a land-lease property.

Property Summary by Region - September 30, 2008 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	61,059
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,231
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						262,980	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park	2005-2006	M	59,483
						120,639	—

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	M	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,833
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,578	—

18	Total St. Mary’s & King George Counties					824,137	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,406
2	15010 Conference Center Drive	Dulles South	Westfields	2006	M	223,610
3	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,224
4	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
5	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,857
6	14280 Park Meadow Drive	Dulles South	Westfields	1999	M	114,126
7	4851 Stonecroft Boulevard	Dulles South	Westfields	2004	M	88,094
8	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
9	14840 Conference Center Drive	Dulles South	Westfields	2000	M	69,710
						1,453,791	—

1	13200 Woodland Park Road	Herndon	Woodland	2002	M	404,665

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	112,633
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,361	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	186,707
						447,176	—

14	Total Northern Virginia					2,471,993	—

	Other

1	11751 Meadowville Lane	Richmond Southwest	Meadowville Technology Park	2007	M	193,000

1	201 Technology Park Drive	Southwest Virginia	Russell Regional Business Tech Park	2007	S	102,842

1	607 Lakeside Drive	Fort Ritchie		1990/2007	S	6,370
2	304 Castle Drive	Fort Ritchie		1993/2008	S	3,014
						9,384	—

4	Total Other					305,226	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - September 30, 2008 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	S	418,430
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	114,000
	Total Greater Philadelphia					960,349	—

	Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
	Total Central New Jersey					201,200	—

	San Antonio, Texas

2	7700 Potranco Road	San Antonio Northwest		1982/1985	M	468,994	90,607
3	7700-1 Potranco Road	San Antonio Northwest		2007	S	8,674
						477,668	90,607

1	1560 Cable Ranch Road - Building B	San Antonio Northwest	151 Technology Center	1985/2006	M	77,040
2	1560 Cable Ranch Road - Building A	San Antonio Northwest	151 Technology Center	1985/2007	M	45,935
						122,975	—

5	Total San Antonio, Texas					600,643	90,607

	Colorado Springs, Colorado

1	655 Space Center Drive	Colorado Springs East	Patriot Park	2008	M	103,970
2	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	102,821
	565 Space Center Drive	Colorado Springs East	Patriot Park		M		89,773
3	745 Space Center Drive	Colorado Springs East	Patriot Park	2006	M	51,500
4	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
5	525 Babcock Road	Colorado Springs East	Patriot Park	1967	S	14,000
						305,481	89,773

1	1055 North Newport Road	Colorado Springs East	Aerotech Commerce Park	2007-2008	M	59,763

1	3535 Northrop Grumman Point	Colorado Springs East	Colorado Springs Airport	2008	M	124,305

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
2	1915 Aerotech Drive	Colorado Springs East		1985	S	37,946
3	1925 Aerotech Drive	Colorado Springs East		1985	S	37,946
						143,392	—

	10807 New Allegiance Drive	I-25 North Corridor	InterQuest Office		M		145,723
1	9965 Federal Drive	I-25 North Corridor	InterQuest Office	1983/2007	M	74,749
	9945 Federal Drive	I-25 North Corridor	InterQuest Office		S		73,940
2	9950 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	66,222
3	9925 Federal Drive	I-25 North Corridor	InterQuest Office		S	43,721	10,024
4	9960 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	46,948
						231,640	229,687

1	5775 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	109,678
2	5725 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	108,976
3	5755 Mark Dabling Boulevard	Colorado Springs Northwest		1989	M	105,788
						324,442	—

17	Total Colorado Springs, Colorado					1,189,023	319,460

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - September 30, 2008 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	228,179

1	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,311

1	110 Thomas Johnson Drive	Frederick		1987/1999	M	121,704

1	45 West Gude Drive	Rockville		1987	M	108,588
2	15 West Gude Drive	Rockville		1986	M	106,694
						215,282	—
5	Total Suburban Maryland
						694,476	—
	Suburban Baltimore

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	215,064
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	127,196
3	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
4	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,461
5	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	56,512
6	216 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1988/2001	M	36,003
7	222 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	28,003
8	224 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	27,372
9	11101 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1976	S	24,232
						691,483	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	178,286
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,167
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,328
						422,781	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,714
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,488
5	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	30,257
6	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,619
7	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
8	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,630
9	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,075
10	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	9,018
11	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
12	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,858
13	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,453
						364,849	—

1	502 Washington Avenue	Towson		1984	M	91,343
2	102 West Pennsylvania Avenue	Towson		1968/2001	M	49,497
3	100 West Pennsylvania Avenue	Towson		1952/1989	M	18,715
4	109-111 Allegheny Avenue	Towson		1971	M	18,431
						177,986	—

29	Subtotal (continued on next page)					1,657,099	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - September 30, 2008 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

29	Subtotal (continued from prior page)					1,657,099	—

1	4940 Campbell Boulevard	White Marsh	Campbell Corporate Center	1990	M	49,779

1	8140 Corporate Drive	White Marsh	Corporate Place	2003	M	76,116
2	8110 Corporate Drive	White Marsh	Corporate Place	2001	M	75,687
						151,803	—

1	9910 Franklin Square Drive	White Marsh	Franklin Ridge	2005	S	56,271
2	9920 Franklin Square Drive	White Marsh	Franklin Ridge	2006	S	44,566
3	9930 Franklin Square Drive	White Marsh	Franklin Ridge	2001	S	39,750
4	9900 Franklin Square Drive	White Marsh	Franklin Ridge	1999	S	33,912
5	9940 Franklin Square Drive	White Marsh	Franklin Ridge	2000	S	32,293
						206,792	—

1	8020 Corporate Drive	White Marsh	McLean Ridge	1997	S	51,600
2	8094 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	50,812
3	8098 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	47,680
4	8010 Corporate Drive	White Marsh	McLean Ridge	1998	S	39,351
						189,443	—

1	5325 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2002	S	36,626

1	7941-7949 Corporate Drive	White Marsh	Tyler Ridge	1996	S	57,600
2	8007 Corporate Drive	White Marsh	Tyler Ridge	1995	S	43,068
3	8019 Corporate Drive	White Marsh	Tyler Ridge	1990	S	33,274
4	8013 Corporate Drive	White Marsh	Tyler Ridge	1990	S	30,003
5	8003 Corporate Drive	White Marsh	Tyler Ridge	1999	S	18,327
6	8015 Corporate Drive	White Marsh	Tyler Ridge	1990	S	16,610
7	8023 Corporate Drive	White Marsh	Tyler Ridge	1990	S	9,486
						208,368	—

1	5020 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	44,362
2	5024 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	33,858
3	5026 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	30,868
4	5022 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	27,358
						136,446	—

1	10001 Franklin Square Drive	White Marsh	White Marsh Commerce Center	1997	S	216,915

1	8114 Sandpiper Circle	White Marsh	White Marsh Health Center	1986	S	44,990

1	4979 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1985	S	50,498
2	4969 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1983	S	47,574
						98,072	—

1	7939 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1984	M	28,066
2	8133 Perry Hall Boulevard	White Marsh	White Marsh Professional Center	1988	M	27,860
3	7923 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1985	M	24,054
						79,980	—

1	8031 Corporate Drive	White Marsh		1988/2004	S	66,000
2	8615 Ridgely’s Choice Drive	White Marsh		2005	M	37,840
3	8029 Corporate Drive	White Marsh		1988/2004	S	25,000
						128,840	—

63	Total Suburban Baltimore					3,205,153	—

235	TOTAL WHOLLY-OWNED PORTFOLIO					18,282,580	833,201

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - September 30, 2008

Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Unconsolidated Joint Venture Properties

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—
1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—

16	Total Greater Harrisburg					671,759	—

16	Total Unconsolidated Joint Venture Properties					671,759	—

	Consolidated Joint Venture Properties

	Suburban Maryland

1	5825 University Research Court	College Park	M Square Business Park	2008	M	41,500	74,583
	5850 University Research Court	College Park	M Square Business Park		M		123,464
						41,500	198,047

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866

	Total Suburban Maryland					97,366	198,047

	Baltimore/Washington Corridor

	7468 Candlewood Road	BWI Airport	Baltimore Commons	1979/1982	M		356,000

	7740 Milestone Parkway	BWI Airport	Arundel Preserve		M		148,130

	Total Baltimore/Washington Corridor					—	504,130

	Northern Virginia

1	2900 Towerview Road	Route 28 South	Renaissance Park	1982	M	78,171	58,866
	13849 Park Center Road	Route 28 South	Renaissance Park	1982	M		4,265
	Total Northern Virginia					78,171	63,131

3	Total Consolidated Joint Venture Properties					175,537	765,308

19	TOTAL JOINT VENTURE PORTFOLIO					847,296	765,308

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore /				St. Mary’s &
	Washington	Northern	Suburban	Suburban	King George	Colorado	San	Greater	Central		Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	Antonio	Philadelphia	New Jersey	Other	Portfolio

September 30, 2008

Number of Buildings	103	14	63	5	18	17	5	4	2	4	235
Rentable Square Feet	7,830,380	2,471,993	3,205,153	694,476	824,137	1,189,023	600,643	960,349	201,200	305,226	18,282,580
Occupied %	92.38%	99.20%	84.28%	97.18%	93.48%	95.30%	100.00%	100.00%	100.00%	100.00%	93.17%
Leased %	93.33%	99.34%	87.81%	97.18%	95.31%	95.30%	100.00%	100.00%	100.00%	100.00%	94.29%

June 30, 2008

Number of Buildings	103	14	63	5	18	16	5	4	2	4	234
Rentable Square Feet	7,824,771	2,466,923	3,205,931	690,575	824,137	1,144,724	600,643	960,349	201,200	305,226	18,224,479
Occupied %	92.48%	99.34%	85.49%	97.58%	92.98%	94.90%	100.00%	100.00%	100.00%	100.00%	93.40%
Leased %	93.35%	99.34%	87.16%	97.73%	95.26%	95.32%	100.00%	100.00%	100.00%	100.00%	94.20%

March 31, 2008

Number of Buildings	101	14	64	5	18	14	3	4	3	4	230
Rentable Square Feet	7,778,724	2,466,923	3,245,225	690,575	824,683	916,449	477,668	960,349	242,598	305,226	17,908,420
Occupied %	91.89%	99.34%	83.84%	97.58%	93.20%	96.73%	100.00%	100.00%	100.00%	100.00%	92.89%
Leased %	93.39%	99.34%	86.57%	97.58%	94.09%	96.73%	100.00%	100.00%	100.00%	100.00%	94.07%

December 31, 2007

Number of Buildings	101	14	64	5	18	13	2	4	4	3	228
Rentable Square Feet	7,668,383	2,466,149	3,243,814	690,575	824,683	822,953	468,994	960,349	384,983	300,746	17,831,629
Occupied %	92.59%	98.60%	84.77%	97.80%	91.55%	96.66%	100.00%	100.00%	70.82%	100.00%	92.59%
Leased %	93.13%	98.77%	87.39%	98.28%	93.34%	96.66%	100.00%	100.00%	70.82%	100.00%	93.42%

September 30, 2007

Number of Buildings	101	14	66	5	18	13	2	4	4	2	229
Rentable Square Feet	7,569,985	2,466,149	3,336,709	690,575	824,683	821,453	468,994	960,349	384,983	197,904	17,721,784
Occupied %	93.46%	99.23%	83.87%	97.80%	92.32%	96.05%	100.00%	100.00%	70.82%	100.00%	92.80%
Leased %	93.85%	99.33%	84.69%	97.80%	94.11%	96.05%	100.00%	100.00%	70.82%	100.00%	93.22%

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Unconsolidated	Consolidated
	Greater	Suburban	Northern	Total
	Harrisburg	Maryland	Virginia	Portfolio

September 30, 2008

Number of Buildings	16	2	1	19
Rentable Square Feet	671,759	97,366	78,171	847,296
Occupied %	89.90%	90.68%	100.00%	90.92%
Leased %	90.40%	94.79%	100.00%	91.79%

June 30, 2008

Number of Buildings	16	2	1	19
Rentable Square Feet	671,759	97,366	78,171	847,296
Occupied %	89.88%	86.32%	100.00%	90.41%
Leased %	89.88%	86.32%	100.00%	90.41%

March 31, 2008

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	89.64%	76.15%	100.00%	89.71%
Leased %	89.88%	76.15%	100.00%	89.91%

December 31, 2007

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	90.46%	76.15%	100.00%	90.39%
Leased %	90.46%	76.15%	100.00%	90.39%

September 30, 2007

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	90.46%	76.15%	100.00%	90.39%
Leased %	90.46%	76.15%	100.00%	90.39%

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of September 30, 2008

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	235	18,282,580	93.17%	94.29%
Add: Consolidated Joint Venture Properties	3	175,537	94.83%	97.11%
Subtotal	238	18,458,117	93.18%	94.32%
Add: Unconsolidated Joint Venture Properties	16	671,759	89.90%	90.40%
Entire Portfolio	254	19,129,876	93.07%	94.18%

Top Twenty Office Tenants of Wholly Owned Properties as of September 30, 2008 (1)

(Dollars in thousands)

				Percentage of	Total	Percentage	Weighted
			Total	Total	Annualized	of Total	Average
		Number of	Occupied	Occupied	Rental	Annualized Rental	Remaining
Tenant		Leases	Square Feet	Square Feet	Revenue (2) (3)	Revenue	Lease Term (4)

United States of America	(5)	66	2,496,636	14.7%	$60,530	16.0%	6.3
Northrop Grumman Corporation	(6)	16	1,139,591	6.7%	28,457	7.5%	7.5
Booz Allen Hamilton, Inc.		8	710,692	4.2%	19,932	5.3%	5.8
Computer Sciences Corporation	(6)	4	454,533	2.7%	11,875	3.1%	2.8
L-3 Communications Holdings, Inc.	(6)	5	267,354	1.6%	9,590	2.5%	5.5
Unisys Corporation	(7)	5	760,145	4.5%	9,048	2.4%	2.5
General Dynamics Corporation	(6)	9	288,600	1.7%	7,668	2.0%	1.9
The Aerospace Corporation		3	245,598	1.4%	7,268	1.9%	6.4
ITT Corporation	(6)	14	290,312	1.7%	6,833	1.8%	5.6
Wachovia Corporation	(6)	4	183,577	1.1%	6,613	1.8%	9.9
Comcast Corporation	(6)	11	342,266	2.0%	6,509	1.7%	3.4
AT&T Corporation	(6)	8	306,988	1.8%	5,692	1.5%	4.6
Ciena Corporation		4	229,848	1.3%	4,200	1.1%	3.6
The Boeing Company	(6)	4	143,480	0.8%	4,199	1.1%	2.9
BAE Systems PLC	(6)	7	212,339	1.2%	3,164	0.8%	4.0
Science Applications International Corp.	(6)	9	137,142	0.8%	2,957	0.8%	1.1
The Johns Hopkins Institutions	(6)	4	124,749	0.7%	2,911	0.8%	7.8
Merck & Co., Inc. (Unisys)	(6) (7)	2	227,273	1.3%	2,747	0.7%	3.5
Magellan Health Services, Inc.		2	113,727	0.7%	2,673	0.7%	2.8
AARP		1	104,695	0.6%	2,571	0.7%	13.2

Subtotal Top 20 Office Tenants		186	8,779,545	51.5%	205,436	54.4%	5.6
All remaining tenants		771	8,253,548	48.5%	172,177	45.6%	3.8
Total/Weighted Average		957	17,033,093	100.0%	$377,613	100.0%	4.8

(1)	Table excludes owner occupied leasing activity which represents 150,373 square feet with a weighted average remaining lease term of 6.5 years as of September 30, 2008.
(2)	Total Annualized Rental Revenue is the monthly contractual base rent as of September 30, 2008, multiplied by 12, plus the estimated annualized expense reimbursements under existing office leases.
(3)	Order of tenants is based on Annualized Rent.
(4)	The weighting of the lease term was computed using Total Rental Revenue.
(5)

Many of our government leases are subject to early termination provisions which are customary to government leases.  The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(6)	Includes affiliated organizations or agencies.
(7)	Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet in our Greater Philadelphia region.

Combined Real Estate Revenue by Geographic Region by Quarter

(Dollars in thousands)

	2008			2007
	September 30	June 30	March 31	December 31	September 30

Office Properties:

Baltimore/Washington Corridor	$46,139	$46,426	$45,577	$43,101	$43,850
Northern Virginia	19,523	18,927	19,004	18,421	18,554
Suburban Baltimore	13,912	13,502	13,910	14,464	13,576
Suburban Maryland	4,966	4,907	4,584	4,355	4,410
Colorado Springs	5,612	4,691	4,172	3,794	4,311
St. Mary’s and King George Counties	3,328	3,134	3,160	3,200	3,338
San Antonio	2,641	1,999	1,908	1,895	1,832
Greater Philadelphia	2,507	2,506	2,506	2,506	2,506
Central New Jersey	591	586	752	943	1,110
Other	2,775	2,257	2,577	2,749	1,704
Subtotal	101,994	98,935	98,150	95,428	95,191
Eliminations / other	(347)	(739)	(729)	(312)	(353)

Combined Real Estate Revenue	$101,647	$98,196	$97,421	$95,116	$94,838

Combined Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2008			2007
	September 30	June 30	March 31	December 31	September 30

Office Properties:

Baltimore/Washington Corridor	$29,676	$30,740	$29,362	$28,822	$29,169
Northern Virginia	12,005	11,672	12,020	11,868	12,026
Suburban Baltimore	7,918	7,811	7,587	8,643	8,110
Suburban Maryland	2,968	3,320	2,920	2,743	2,664
Colorado Springs	3,753	2,953	2,590	2,337	2,339
St. Mary’s and King George Counties	2,471	2,387	2,418	2,440	2,554
San Antonio	1,945	1,556	1,475	1,438	1,457
Greater Philadelphia	2,464	2,466	2,442	2,477	2,471
Central New Jersey	533	548	543	653	433
Other	2,039	1,343	1,838	2,095	1,230
Subtotal	65,772	64,796	63,195	63,516	62,453
Eliminations / other	9	(568)	(503)	218	120

Combined NOI	$65,781	$64,228	$62,692	$63,734	$62,573

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2008			2007
	September 30	June 30	March 31	December 31	September 30

Office Properties: (1)

Baltimore/Washington Corridor	$27,253	$28,089	$26,815	$27,002	$26,928
Northern Virginia	11,236	11,055	11,309	11,146	11,062
Suburban Baltimore	7,344	7,271	7,066	8,162	7,379
Suburban Maryland	2,852	2,754	2,679	2,529	2,486
Colorado Springs	2,128	2,069	2,326	2,065	1,832
St. Mary’s and King George Counties	2,400	2,352	2,360	2,394	2,463
San Antonio	1,194	1,179	1,136	1,171	1,128
Greater Philadelphia	2,739	2,688	2,665	2,697	2,692
Central New Jersey	525	535	547	566	451
Other	1,241	783	1,137	1,198	1,136
Total Office Properties	$58,912	$58,775	$58,040	$58,930	$57,557
Less: Lease termination fees	(188)	(54)	(56)	(688)	(619)
Same Office Cash NOI, adjusted for lease termination fees	$58,724	$58,721	$57,984	$58,242	$56,938

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2008			2007
	September 30	June 30	March 31	December 31	September 30

Office Properties: (1)

Baltimore/Washington Corridor	$27,849	$28,945	$27,721	$27,918	$27,880
Northern Virginia	11,811	11,418	11,794	11,635	11,835
Suburban Baltimore	7,964	7,779	7,530	8,519	7,888
Suburban Maryland	3,037	2,963	2,920	2,742	2,662
Colorado Springs	2,183	2,130	2,458	2,324	2,108
St. Mary’s and King George Counties	2,472	2,388	2,420	2,441	2,558
San Antonio	1,509	1,494	1,451	1,485	1,477
Greater Philadelphia	2,465	2,469	2,446	2,478	2,473
Central New Jersey	539	554	565	585	658
Other	1,465	898	1,345	1,406	1,340

Total Office Properties	$61,294	$61,038	$60,650	$61,533	$60,879

(1)	Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters. Amounts reported do not include the effects of eliminations.

Average Occupancy Rates by Region for Same Office Properties (1)

					St.Mary’s
	Baltimore /				and King
	Washington	Northern	Suburban	Suburban	George	Colorado	San	Greater	Central		Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	Antonio	Philadelphia	New Jersey	Other	Office

3rd Quarter 2008 Average

Number of Buildings	97	14	63	6	18	11	2	4	2	1	218
Rentable Square Feet	7,351,801	2,470,303	3,206,439	747,741	824,137	768,130	468,994	960,349	201,200	193,000	17,192,094
Percent Occupied	93.61%	99.29%	84.98%	96.23%	93.78%	92.85%	100.00%	100.00%	100.00%	100.00%	93.58%

2nd Quarter 2008 Average

Number of Buildings	97	14	63	6	18	11	2	4	2	1	218
Rentable Square Feet	7,348,110	2,466,923	3,213,666	746,441	824,319	767,937	468,994	960,349	201,200	193,000	17,190,939
Percent Occupied	93.30%	99.34%	84.80%	95.98%	92.83%	92.29%	100.00%	100.00%	100.00%	100.00%	93.34%

1st Quarter 2008 Average

Number of Buildings	97	14	63	6	18	11	2	4	2	1	218
Rentable Square Feet	7,348,258	2,466,428	3,205,354	746,441	824,683	767,937	468,994	960,349	201,200	193,000	17,182,644
Percent Occupied	92.49%	99.34%	83.94%	96.18%	92.42%	96.10%	100.00%	100.00%	100.00%	100.00%	92.99%

4th Quarter 2007 Average

Number of Buildings	97	14	63	6	18	11	2	4	2	1	218
Rentable Square Feet	7,347,676	2,466,149	3,204,853	746,441	824,683	766,833	468,994	960,349	201,200	193,000	17,180,178
Percent Occupied	93.15%	98.88%	84.39%	96.18%	91.81%	96.20%	100.00%	100.00%	100.00%	100.00%	93.27%

3rd Quarter 2007 Average

Number of Buildings	97	14	63	6	18	11	2	4	2	1	218
Rentable Square Feet	7,348,280	2,466,149	3,204,377	751,780	824,701	766,718	468,994	960,349	201,200	193,000	17,185,548
Percent Occupied	93.87%	99.23%	84.31%	95.46%	92.34%	94.97%	100.00%	100.00%	100.00%	100.00%	93.55%

(1) Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

As of September 30, 2008 (1)

							Total
					Total Annualized	Percentage	Annual. Rental
		Square			Rental	of Total	Revenue of
Year and Region	Number	Footage	Percentage of	Percentage of	Revenue of	Annualized Rental	Expiring Leases
of Lease	of Leases	of Leases	Annual Occupied	Total Occupied	Expiring	Revenue	per Occupied
Expiration (2)	Expiring	Expiring	Square Feet	Square Feet	Leases (3)	Expiring	Square Foot
					(000’s)

Baltimore/Washington Corridor	16	149,535	47.4%	0.9%	4,115	1.1%	27.52
Suburban Baltimore	21	139,119	44.1%	0.8%	2,719	0.7%	19.55
St. Mary’s and King George Cos.	2	11,430	3.6%	0.1%	243	0.1%	21.24
Colorado Springs	3	15,182	4.8%	0.1%	232	0.1%	15.30
2008	42	315,266	100.0%	1.9%	7,310	1.9%	23.19

Baltimore/Washington Corridor	81	1,283,857	44.8%	7.5%	25,256	6.7%	19.67
Northern Virginia	20	207,072	7.2%	1.2%	5,455	1.4%	26.34
Suburban Baltimore	55	384,693	13.4%	2.3%	7,490	2.0%	19.47
Suburban Maryland	10	182,425	6.4%	1.1%	4,390	1.2%	24.06
St. Mary’s and King George Cos.	13	163,100	5.7%	1.0%	2,535	0.7%	15.55
Greater Philadelphia	2	467,284	16.3%	2.7%	5,763	1.5%	12.33
Colorado Springs	10	176,710	6.2%	1.0%	3,675	1.0%	20.80
Other	1	1,466	0.1%	0.0%	23	0.0%	16.00
2009	192	2,866,607	100.0%	16.8%	54,588	14.5%	19.04

Baltimore/Washington Corridor	65	992,400	42.2%	5.8%	23,652	6.3%	23.83
Northern Virginia	20	568,026	24.2%	3.3%	15,431	4.1%	27.17
Suburban Baltimore	54	229,605	9.8%	1.3%	5,220	1.4%	22.74
Suburban Maryland	3	172,803	7.3%	1.0%	3,221	0.9%	18.64
St. Mary’s and King George Cos.	12	168,042	7.1%	1.0%	2,698	0.7%	16.06
Greater Philadelphia	1	160,000	6.8%	0.9%	1,630	0.4%	10.19
Colorado Springs	6	55,350	2.4%	0.3%	1,133	0.3%	20.48
Other	1	4,904	0.2%	0.0%	78	0.0%	16.00
2010	162	2,351,130	100.0%	13.8%	53,064	14.1%	22.57

Baltimore/Washington Corridor	48	838,345	48.8%	4.9%	17,733	4.7%	21.15
Northern Virginia	10	89,964	5.2%	0.5%	2,687	0.7%	29.87
Suburban Baltimore	71	484,025	28.2%	2.8%	9,908	2.6%	20.47
Suburban Maryland	8	51,605	3.0%	0.3%	1,463	0.4%	28.35
St. Mary’s and King George Cos.	5	36,456	2.1%	0.2%	726	0.2%	19.92
Colorado Springs	11	216,464	12.6%	1.3%	3,861	1.0%	17.84
2011	153	1,716,859	100.0%	10.1%	36,378	9.6%	21.19

Baltimore/Washington Corridor	39	1,160,569	45.4%	6.8%	29,326	7.8%	25.27
Northern Virginia	11	119,789	4.7%	0.7%	3,556	0.9%	29.69
Suburban Baltimore	49	661,358	25.9%	3.9%	12,098	3.2%	18.29
Suburban Maryland	3	38,310	1.5%	0.2%	948	0.3%	24.75
St. Mary’s and King George Cos.	8	201,788	7.9%	1.2%	3,538	0.9%	17.53
Greater Philadelphia	1	219,065	8.6%	1.3%	2,565	0.7%	11.71
Colorado Springs	8	76,488	3.0%	0.4%	1,628	0.4%	21.28
San Antonio	2	78,359	3.1%	0.5%	930	0.2%	11.86
2012	121	2,555,726	100.0%	15.0%	54,590	14.5%	21.36

Baltimore/Washington Corridor	46	977,269	56.5%	5.7%	26,517	7.0%	27.13
Northern Virginia	8	138,753	8.0%	0.8%	3,949	1.0%	28.46
Suburban Baltimore	32	384,646	22.2%	2.3%	6,898	1.8%	17.93
Suburban Maryland	2	7,066	0.4%	0.0%	196	0.1%	27.81
St. Mary’s and King George Cos.	6	99,094	5.7%	0.6%	1,529	0.4%	15.43
Colorado Springs	5	120,982	7.0%	0.7%	2,453	0.6%	20.28
Other	1	3,014	0.2%	0.0%	—	0.0%	0.00
2013	100	1,730,824	100.0%	10.2%	41,542	11.0%	24.00

Baltimore/Washington Corridor	66	1,788,916	32.9%	10.5%	46,916	12.4%	26.23
Northern Virginia	23	1,325,442	24.4%	7.8%	39,890	10.6%	30.10
Suburban Baltimore	41	408,996	7.5%	2.4%	7,541	2.0%	18.44
Suburban Maryland	9	222,696	4.1%	1.3%	5,095	1.3%	22.88
St. Mary’s and King George Cos.	3	87,083	1.6%	0.5%	1,660	0.4%	19.07
Greater Philadelphia	1	114,000	2.1%	0.7%	1,162	0.3%	10.19
Colorado Springs	11	467,192	8.6%	2.7%	8,892	2.4%	19.03
San Antonio	4	522,284	9.6%	3.1%	7,347	1.9%	14.07
Central New Jersey	2	201,200	3.7%	1.2%	2,340	0.6%	11.63
Other	2	295,842	5.4%	1.7%	8,327	2.2%	28.15
Thereafter	162	5,433,651	100.0%	31.9%	129,171	34.2%	23.77

Other (4)	25	63,030	100.0%	0.4%	970	0.3%	15.39

Total / Average	957	17,033,093		100.0%	$377,613	100.0%	$22.17

NOTE: As of September 30, 2008, the weighted average lease term for the wholly owned properties is 4.8 years.

(1) This expiration analysis includes the effect of early renewals completed on existing leases but excludes the effect of new tenant leases on 206,277 square feet yet to commence as of September 30, 2008.

(2) Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(3) Total Annualized Rental Revenue is the monthly contractual base rent as of September 30, 2008 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(4) Other consists primarily of amenities, including cafeterias, concierge offices and property management space. In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Quarterly and Year to Date Office Renewal Analysis for Wholly Owned Properties as of September 30, 2008

	Baltimore/ Washington Corridor	Northern Virginia	Suburban Baltimore	Suburban Maryland	St. Mary’s and King George Counties	Colorado Springs	Greater Philadelphia	Total Office

Quarter Ended September 30, 2008:

Expiring Square Feet	437,418	8,154	145,077	2,198	100,740	41,507	333,065	1,068,159
Vacated Square Feet	88,005	3,541	119,354	—	3,552	3,379	—	217,831
Renewed Square Feet	349,413	4,613	25,723	2,198	97,188	38,128	333,065	850,328
Retention Rate (% based upon square feet)	79.88%	56.57%	17.73%	100.00%	96.47%	91.86%	100.00%	79.61%

Renewed Space Only:
Average Committed Cost per Square Foot	$6.32	$0.99	$8.83	$0.52	$—	$0.35	$13.67	$8.24
Weighted Average Lease Term in years	4.5	1.0	3.6	1.0	2.0	1.5	5.6	4.5

Change in Total Rent - GAAP	30.97%	37.35%	1.31%	-28.87%	6.09%	1.96%	34.20%	26.67%
Change in Total Rent - Cash	22.33%	20.76%	-4.03%	-26.55%	3.00%	0.00%	1.36%	13.05%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$6.56	$38.65	$28.08	$0.52	$1.30	$0.34	$13.67	$10.14
Weighted Average Lease Term in years	4.5	5.2	6.3	1.0	2.3	1.5	5.6	4.7

Change in Total Rent - GAAP	27.93%	19.33%	1.53%	-28.87%	5.37%	1.89%	34.20%	23.09%
Change in Total Rent - Cash	18.60%	9.94%	-7.15%	-26.55%	1.73%	-0.01%	1.36%	9.78%

Nine Months Ended September 30, 2008:

Expiring Square Feet	831,091	64,151	475,187	7,890	241,347	142,120	333,065	2,094,851
Vacated Square Feet	159,264	14,659	228,872	3,021	11,395	46,083	—	463,294
Renewed Square Feet	671,827	49,492	246,315	4,869	229,952	96,037	333,065	1,631,557
Retention Rate (% based upon square feet)	80.84%	77.15%	51.84%	61.71%	95.28%	67.57%	100.00%	77.88%

Renewed Space Only:
Average Committed Cost per Square Foot	$6.84	$3.12	$3.05	$7.97	$1.91	$0.58	$13.67	$6.49
Weighted Average Lease Term in years	4.3	2.0	1.9	2.1	3.1	2.5	5.6	3.8

Change in Total Rent - GAAP	21.36%	13.83%	2.08%	-15.94%	10.35%	18.55%	34.20%	18.24%
Change in Total Rent - Cash	12.96%	4.56%	-0.23%	-18.32%	5.73%	14.29%	1.36%	8.48%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$9.51	$8.41	$9.93	$9.05	$2.45	$1.65	$13.67	$8.92
Weighted Average Lease Term in years	4.7	2.5	3.0	2.7	3.2	2.8	5.6	4.2

Change in Total Rent - GAAP	16.85%	9.11%	0.28%	-11.09%	9.54%	16.71%	34.20%	14.46%
Change in Total Rent - Cash	8.56%	1.60%	-3.25%	-14.57%	4.80%	12.51%	1.36%	5.29%

Notes:	No renewal or retenanting activity transpired in our San Antonio, Central New Jersey or Other regions.
Activity is exclusive of owner occupied space and leases with less than a one-year term.
Expiring square feet includes early renewals and early terminations.

Year to Date Wholly Owned Acquisition Summary as of September 30, 2008 (1)

(Dollars in thousands)

	Submarket	Acquisition Date	Building Count	Square Feet as of 9/30/08	Occupancy Percentage at Acquisition	Contractual Purchase Price	Investment (2)

3535 Northrop Grumman Point	Colorado Springs East	6/10/2008	1	124,305	100.0%	$23,235	$23,240

1560 Cable Ranch Road (Buildings A and B)	San Antonio Northwest	6/19/2008	2	122,975	100.0%	17,300	17,317

Total			3	247,280		$40,535	$40,557

(1) Includes operational buildings only.

(2) Initial accounting investment recorded by property.

Year to Date Wholly Owned Disposition Summary as of September 30, 2008 (1)

(Dollars in thousands)

	Submarket	Disposition Date	Building Count	Square Feet	Contractual Sales Price

429 Ridge Road	Exit 8A — Cranbury	1/31/2008	1	142,385	$17,000

47 Commerce Drive	Exit 8A — Cranbury	4/1/2008	1	41,398	3,150

7253 Ambassador Road	Baltimore County Westside	6/2/2008	1	38,930	5,100

Total			3	222,713	$25,250

(1) Includes operational buildings only.

Development Summary as of September 30, 2008

(Dollars in thousands)

			Wholly							Actual or
			Owned		Total					Anticipated
			or Joint		Rentable		Anticipated		Outstanding	Construction	Anticipated
			Venture	Demand	Square	Percentage	Total	Cost	Loan as of	Completion	Operational
Property and Location		Submarket	(JV)	Driver	Feet	Leased	Cost (1)	to date	9/30/2008	Date (2)	Date (3)

Under Construction

7700 Potranco Road, Building C San Antonio, Texas		San Antonio Northwest	Owned	Government	38,255	100%	$4,486	$4,481	$—	4Q 08	4Q 08

7700 Potranco Road, Building HI San Antonio, Texas		San Antonio Northwest	Owned	Government	52,352	100%	3,605	3,395	—	4Q 08	4Q 08

5850 University Research Court College Park, Maryland		College Park	JV	Government	123,464	100%	23,510	1,528	—	4Q 09	1Q 10
Subtotal Government					214,071	100%	$31,601	$9,404	$—
% of Total Drivers					17%

6721 Columbia Gateway Drive Columbia, Maryland		Howard Co. Perimeter	Owned	Defense Information Technology	131,451	100%	$34,490	$23,829	$18,168	4Q 08	2Q 09

10807 New Allegiance Drive (Epic One) Colorado Springs, Colorado		I-25 North Corridor	Owned	Defense Information Technology	145,723	23%	30,870	14,590	—	2Q 09	2Q 10

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland		BWI Airport	Owned	Defense Information Technology	185,719	0%	49,471	20,674	—	2Q 09	2Q 10

565 Space Center Drive (Patriot Park 7) Colorado Springs, Colorado		Colorado Springs East	Owned	Defense Information Technology	89,773	0%	18,000	8,473	—	2Q 09	2Q 10
Subtotal Defense Information Technology					552,666	30%	$132,831	$67,566	$18,168
% of Total Drivers					44%

7740 Milestone Parkway Hanover, Maryland		BWI Airport	JV	Market Demand	148,130	0%	$36,493	$27,112	$—	3Q 08	3Q 09
9945 Federal Drive (Hybrid I) Colorado Springs, Colorado		I-25 North Corridor	Owned	Market Demand	73,940	0%	12,595	8,219	5,567	3Q 08	3Q 09
9925 Federal Drive (Hybrid II) Colorado Springs, Colorado	(4)	I-25 North Corridor	Owned	Market Demand	53,745	81%	8,498	7,883	5,643	3Q 08	3Q 09
Subtotal Market Demand					275,815	16%	$57,586	$43,215	$11,210
% of Total Drivers					22%
5825 University Research Court College Park, Maryland	(5)	College Park	JV	Research Park	116,083	53%	$21,845	$17,665	$—	1Q 08	1Q 09
5520 Research Park Drive (UMBC) Baltimore, Maryland		BWI Airport	Land Lease	Research Park	105,964	26%	21,960	15,273	12,153	3Q 08	3Q 09
Subtotal Research Park					222,047	40%	$43,805	$32,937	$12,153
% of Total Drivers					18%

Total Under Construction					1,264,599	41%	$265,823	$153,122	$41,532
					100%

	% of Total	Total Rentable	Percentage
Regions	Regions	Square Feet	Leased
Baltimore/Washington Corridor	45%	571,264	28%
Colorado Springs	29%	363,181	21%
San Antonio	7%	90,607	100%
Suburban Maryland	19%	239,547	77%
Total Under Construction by Region	100%	1,264,599	41%

(1)	Anticipated Total Cost includes land, construction and leasing costs.
(2)	Actual or anticipated construction completion date is the estimated date of completion of the building shell.
(3)	Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.
(4)	Although classified as “Under Construction,” 43,721 square feet are operational.
(5)	Although classified as “Under Construction,” 41,500 square feet are operational.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology: Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government: Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America. Excludes Government tenancy included in Defense Information Technology.

Market Demand: Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park: Development opportunity created through specific research park relationship.

Development Summary as of September 30, 2008 (continued)

(Dollars in thousands)

		Wholly							Actual or
		Owned		Total					Anticipated
		or Joint		Rentable		Anticipated		Outstanding	Construction	Anticipated
		Venture	Demand	Square	Percentage	Total	Cost	Loan as of	Completion	Operational
Property and Location	Submarket	(JV)	Driver	Feet	Leased	Cost (1)	to date	9/30/2008	Date (2)	Date (3)

Redevelopment

2900 Towerview Road Herndon, Virginia (4)	Route 28 South	JV	N/A	137,037	57%	$18,408	$16,933	$—	4Q 07	4Q 08
Subtotal Northern Virginia				137,037	57%	$18,408	$16,933	$—

7468 Candlewood Road Hanover, Maryland	BWI Airport	JV	N/A	356,000	0%	$38,307	$26,762	$—	3Q 09	3Q 10
Subtotal Baltimore/Washington Corridor				356,000	0%	$38,307	$26,762	$—

Total Redevelopment				493,037	16%	$56,715	$43,695	$—

Under Development

Riverwood I & II Columbia, Maryland	Howard Co. Perimeter	Owned	Government	70,000		$15,200	$2,287	$—	2Q 10	3Q 10

324 Sentinel Drive (324 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	Government	121,250		30,000	2,296	—	4Q 09	3Q 10

8000 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	Government	125,000		22,500	1,909	—	3Q 10	3Q 11

8030 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	Government	125,000		22,500	1,977	—	3Q 10	3Q 11
Subtotal Government				441,250		$90,200	$8,469	$—
% of Total Drivers				45%

308 Sentinel Way (308 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	Defense Information Technology	161,200		$38,000	$3,080	$—	1Q 10	4Q 10

110 Thomas Johnson Drive, Bldg #2 Frederick, Maryland	Frederick	Owned	Defense Information Technology	85,000		16,000	1,933	—	2Q 10	2Q 11

Northgate Business Park (Lot A) Aberdeen, Maryland	Harford County	Owned	Defense Information Technology	80,000		16,500	1,337	—	4Q 09	4Q 10

Northgate Business Park (Lot C) Aberdeen, Maryland	Harford County	Owned	Defense Information Technology	85,000		16,600	1,367	—	2Q 10	2Q 11
Subtotal Defense Information Technology				411,200		$87,100	$7,717	$—
% of Total Drivers				42%

8130 Corporate Drive White Marsh, Maryland	White Marsh	Owned	Market Demand	125,000		$26,500	$4,213	$—	1Q 10	1Q 11
Subtotal Market Demand				125,000		$26,500	$4,213	$—
% of Total Drivers				13%

Total Under Development				977,450		$203,800	$20,399	$—
				100%

	% of Total	Total Rentable
Regions	Regions	Square Feet
Baltimore/Washington Corridor	36%	352,450
San Antonio	26%	250,000
Suburban Maryland	9%	85,000
Suburban Baltimore	30%	290,000
Total Under Development by Region	100%	977,450

(1)	Anticipated Total Cost includes land, construction and leasing costs.
(2)	Actual or anticipated construction completion date is the estimated date of completion of the building shell.
(3)	Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.
(4)	Although classified as “Redevelopment,” 78,171 square feet are operational.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology: Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government: Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America. Excludes Government tenancy included in Defense Information Technology.

Market Demand: Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park: Development opportunity created through a specific research park relationship.

Total Development Placed into Service as of September 30, 2008

(Dollars in thousands)

									Percentage of
									Development Square
		Wholly Owned	Total	Development Square Feet Placed Into Service					Feet Placed Into
		or Joint Venture	Rentable	Year 2007	Year 2008				Service Leased
Property and Location	Submarket	(JV)	Square Feet		1st Quarter	2nd Quarter	3rd Quarter		as of 9/30/08

302 Sentinel Drive (302 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	155,731	48,377	107,354	—	—	(1)	79%

9965 Federal Drive Colorado Springs, Colorado	I-25 North Corridor	Owned	74,749	41,120	33,629	—	—	(2)	100%

1055 North Newport Road Colorado Springs, Colorado	Colorado Springs East	Owned	59,763	—	59,763	—	—		100%

1362 Mellon Road Hanover, Maryland	BWI Airport	Owned	44,134	—	—	44,134	—		0%

5825 University Research Court College Park, Maryland	College Park	JV	116,083	—	—	41,500	—		100%

655 Space Center Drive (Patriot Park 6) Colorado Springs, Colorado	Colorado Springs East	Owned	103,970	—	—	103,970	—		100%

9925 Federal Drive Colorado Springs, Colorado	I–25 North Corridor	Owned	53,745	—	—	—	43,721		100%
Total Development Placed Into Service			608,175	89,497	200,746	189,604	43,721		85%

(1) In March 2008, 100% of this building became operational. As of December 31, 2007, 48,377 square feet were placed into service.

(2) In March 2008, 100% of this building became operational. As of December 31, 2007, 41,120 square feet were placed into service.

Land Inventory as of September 30, 2008

				Non-Wholly Owned			Wholly Owned
Location		Submarket	Status	Acres		Developable Square Feet	Acres	Developable Square Feet

Westfields Corporate Center		Dulles South	owned	—		—	19	246,773
Westfields Corporate Center		Dulles South	owned	—		—	17	377,297
Westfields Corporate Center		Dulles South	owned	—		—	32	674,163
Woodland Park		Herndon	owned	—		—	5	225,000
Total Northern Virginia				—		—	73	1,523,233

National Business Park (Phase II)		BWI Airport	owned	—		—	26	569,462
National Business Park (Phase III)		BWI Airport	owned	—		—	194	1,128,750
1243 Winterson Road (AS 22)		BWI Airport	owned	—		—	2	30,000
940 Elkridge Landing Road (AS 7)		BWI Airport	owned	—		—	3	53,941
Arundel Preserve		BWI Airport	under contract/JV	56	up to	1,651,870	—	—
1460 Dorsey Road		BWI Airport	owned	—		—	6	60,000
Columbia Gateway Parcel T-11		Howard Co. Perimeter	owned	—		—	14	220,000
7125 Columbia Gateway Drive		Howard Co. Perimeter	owned	—		—	5	120,000
Total Baltimore / Washington Corridor				56		1,651,870	251	2,182,153

White Marsh		White Marsh	owned	—		—	145	1,567,000
37 Allegheny Avenue		Towson	owned	—		—	0.3	40,000
Northgate Business Park		Harford County	owned	—		—	45	635,000
Total Suburban Baltimore				—		—	190	2,242,000

110 Thomas Johnson Drive		Frederick	owned	—		—	3	85,000
Route 15 / Biggs Ford Road		Frederick	owned	—		—	107	1,000,000
Rockville Corporate Center		Rockville	owned	—		—	10	220,000
M Square Research Park		College Park	JV - 45% ownership	49		510,453	—	—
Total Suburban Maryland				49		510,453	120	1,305,000

Unisys Campus		Blue Bell	owned	—		—	45	600,000
Total Greater Philadelphia				—		—	45	600,000

Princeton Technology Center		Exit 8A - Cranbury	owned	—		—	19	250,000
Total Central New Jersey				—		—	19	250,000

Dahlgren Technology Center		King George County	owned	—		—	39	122,000
Expedition Park		St. Mary’s County	owned	—		—	6	60,000
Total St. Mary’s & King George Counties				—		—	46	182,000

InterQuest		I - 25 North Corridor	owned	—		—	113	1,626,592
9965 Federal Drive		I - 25 North Corridor	owned	—		—	4	30,000
Patriot Park		Colorado Springs East	owned	—		—	71	756,257
Aerotech Commerce		Colorado Springs East	owned	—		—	6	90,000
Total Colorado Springs				—		—	194	2,502,849

San Antonio		San Antonio Northwest	owned	—		—	9	125,000
San Antonio		San Antonio Northwest	owned	—		—	31	375,000
Santikos		San Antonio Northwest	owned	—		—	31	500,000
Total San Antonio				—		—	71	1,000,000

Indian Head		Charles County, MD	JV - 75% ownership	169		827,250	—	—
Fort Ritchie	(1)	Fort Ritchie	owned	—		—	591	1,700,000
Total Other				169		827,250	591	1,700,000

TOTAL				274		2,989,573	1,598	13,487,235

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 31 and 32.

(1) The Fort Ritchie acquisition includes 284,429 square feet of existing office space targeted for future redevelopment and 110 existing usable residential units.

Joint Venture Summary as of September 30, 2008

(Dollars in thousands)

Consolidated Properties

		Joint Venture							Option to
		Interest					Consolidated		Acquire
		Held By		Square		Total	Debt as	Recourse	Partner’s
Property and Location		COPT	Status	Feet	Acreage	Assets (1)	of 9/30/08	to COPT	Interest

4230 Forbes Boulevard Lanham, Maryland		50.0%	Operating	55,866	5 acres	$4,472	$—	N/A	Yes

7468 Candlewood Road Hanover, Maryland	(2)	92.5%	Redevelopment	356,000	19 acres	26,867	—	N/A	Yes

2900 Towerview Road Herndon, Virginia		92.5%	Operating/ Redevelopment	137,037	8 acres	16,870	—	N/A	Yes

13849 Park Center Road Herndon, Virginia		92.5%	Redevelopment	4,265	.1 acre	563	—	N/A	Yes

Indian Head Technology Center Business Park Indian Head, Maryland		75.0%	Land Inventory	827,250	169 acres	4,959	—	N/A	No

7740-7744 Milestone Parkway Hanover, Maryland	(3)	50.0%	Construction/ Land Inventory	455,400	23 acres	27,126	—	N/A	No

5825 University Research Court College Park, Maryland		45.0%	Construction	116,083	8 acres	19,552	—	N/A	No

5850 University Research Court College Park, Maryland		45.0%	Construction	123,464	8 acres	3,284	—	N/A	No

M Square Research Park College Park, Maryland		45.0%	Land Inventory	510,453	49 acres	2,559	—	N/A	No

TOTAL						$106,252	$—

Unconsolidated Properties

	Joint Venture						Option to
	Interest				Off-Balance		Acquire
	Held By		Square	COPT	Sheet Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Investment	of 9/30/08	to COPT	Interest

Greater Harrisburg Portfolio Harrisburg and Mechanicsburg, Pennsylvania	20.0%	Operating	671,759	$(4,668)	$66,600	No	No

(1)  Total assets includes any outside investment basis related to the applicable joint venture plus the total assets recorded on the books of the consolidated joint venture.

(2)  The 7468 Candlewood Road project is currently being redeveloped into approximately 356,000 rentable square feet of warehouse/flex space.

(3)  In this joint venture entity, one building totaling 151,800 square feet is currently under construction.

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2008			2007
	September 30	June 30	March 31	December 31	September 30

Total Assets or Denominator for Debt to Total Assets	$3,099,728	$3,010,470	$2,936,744	$2,931,853	$2,916,023
Accumulated depreciation	339,429	320,879	303,709	288,747	270,899
Intangible assets on real estate acquisitions, net	98,282	104,136	102,647	108,661	116,368
Assets other than assets included in investment in real estate	(356,152)	(309,303)	(319,680)	(327,914)	(330,590)
Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$3,181,287	$3,126,182	$3,023,420	$3,001,347	$2,972,700

GAAP revenues from real estate operations	$101,644	$98,111	$97,151	$94,567	$94,102
Revenues from discontinued operations	3	85	270	549	736
Combined real estate revenues	$101,647	$98,196	$97,421	$95,116	$94,838

GAAP revenues from real estate operations	$101,644	$98,111	$97,151	$94,567	$94,102
Property operating expenses	(35,854)	(33,957)	(34,542)	(31,090)	(31,577)
Revenues from discontinued operations	3	85	270	549	736
Property operating expenses from discontinued operations	(12)	(11)	(187)	(292)	(688)
Combined net operating income	$65,781	$64,228	$62,692	$63,734	$62,573

GAAP net operating income for same office properties	$61,294	$61,038	$60,650	$61,533	$60,879
Less: Straight-line rent adjustments	(2,001)	(1,903)	(2,242)	(2,265)	(2,816)
Less: Amortization of deferred market rental revenue	(381)	(360)	(368)	(338)	(506)
Cash net operating income for same office properties	$58,912	$58,775	$58,040	$58,930	$57,557
Less: Lease termination fees, gross	(188)	(54)	(56)	(688)	(619)
Cash net operating income for same office properties, adjusted for lease termination fees	$58,724	$58,721	$57,984	$58,242	$56,938

Depreciation and amortization	$25,583	$24,955	$24,892	$25,889	$26,025
Depreciation and amortization from discontinued operations	—	—	52	718	241
Combined real estate related depreciation and other amortization	$25,583	$24,955	$24,944	$26,607	$26,266

Total tenant improvements and incentives on operating properties	$6,305	$4,731	$3,847	$2,692	$4,605
Total capital improvements on operating properties	3,179	2,631	1,017	4,748	2,514
Total leasing costs for operating properties	999	520	1,245	1,850	719
Less: Nonrecurring tenant improvements and incentives on operating properties	(1,995)	(1,287)	(795)	(811)	(1,887)
Less: Nonrecurring capital improvements on operating properties	(1,299)	(866)	(502)	(1,442)	(1,198)
Less: Nonrecurring leasing costs for operating properties	(217)	(22)	(30)	(575)	(89)
Add: Recurring improvements on operating properties held through joint ventures	36	114	—	42	—
Recurring capital expenditures	$7,008	$5,821	$4,782	$6,504	$4,664

Interest expense from continuing operations	$20,506	$19,437	$20,309	$20,719	$20,968
Interest expense from discontinued operations	—	10	41	80	177
Combined interest expense or denominator for interest coverage	$20,506	$19,447	$20,350	$20,799	$21,145
Scheduled principal amortization	3,424	3,566	3,820	4,611	3,936
Denominator for Debt Service Coverage	$23,930	$23,013	$24,170	$25,410	$25,081
Scheduled principal amortization	(3,424)	(3,566)	(3,820)	(4,611)	(3,936)
Preferred dividends - redeemable non-convertible	4,025	4,026	4,025	4,025	4,025
Preferred distributions	165	165	165	165	165
Denominator for Fixed Charge Coverage	$24,696	$23,638	$24,540	$24,989	$25,335

Common dividends for Earnings Payout Ratio	$19,183	$16,197	$16,173	$16,097	$16,092
Common distributions	3,021	2,772	2,771	2,777	2,777
Dividends and distributions for FFO and AFFO Payout Ratio	$22,204	$18,969	$18,944	$18,874	$18,869

Income tax expense from continuing operations	$97	$(107)	$112	$89	$197
Income tax expense from gain on sales of discontinued operations	—	—	—	44	—
Income tax expense from gain on other sales of real estate	—	5	573	1,068	—
Combined income tax expense	$97	$(102)	$685	$1,201	$197